United States

Securities and Exchange Commission

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2003

Hercules Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-00496	51-0023450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Hercules Plaza

1313 North Market Street
Wilmington, Delaware 19894-0001
(Address of principal executive offices) (Zip Code)
(302) 594-5000
(Registrant's telephone number, including area code)

Item 5.      Other Events and Regulations FD Disclosure

On October 6, 2003, Hercules Incorporated ("Hercules") issued a press release, which is attached as an exhibit to this Form -8-K, announcing that Dr. William H. Joyce has resigned from the Company and its Board of Directors.  Dr. Joyce has served as Chairman and Chief Executive Officer since mid-2001.

The Board has elected outside director John K. Wulff Chairman of the Board.  He most recently served as a member of the Financial Accounting Standards Board (FASB) and previously was Chief Financial Officer of Union Carbide Corporation.  The Board also named Craig A. Rogerson acting President and Chief Operating Officer.  Since April 2002, Mr. Rogerson has been President of Hercules’ FiberVisions and Pinova divisions and Corporate Vice President of Global Procurement.

The Board has begun a CEO search, and will be assisted in the process by Spencer Stuart.

Item 7.      Financial Statements and Exhibits

(c)           Exhibits.

99.1       Press Release of Hercules Incorporated dated October 6, 2003.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 6, 2003	By:

HERCULES INCORPORATED

/s/ Fred G. Aanonsen
Fred G. Aanonsen
Vice President and Controller

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release of Hercules Incorporated dated October 6, 2003.